Exhibit 99.1

BioAuthorize
BioAuthorize Holdings Inc./BioAuthorize Inc.
www.bioauthorize.com
15849 No.71st St., Suite 216
Scottsdale, AZ  85245
For Further Information Contact:
Kim Garvey: 602-862-0291
Or ComsMgt@aol.com

                                                                                   FOR IMMEDIATE RELEASE

BIOAUTHORIZE LAUNCHES IT’S NEW YADASAY™ APPLICATION FOR THE iPHONE AND iTOUCH, A SIMPLE, SPEEDY WAY TO TRANSLATE BETWEEN ENGLISH AND SPANISH

SCOTTSDALE, AZ MAR. 26, 2009 - BioAuthorize Holdings, Inc. of Scottsdale, through its wholly-owned subsidiary BioAuthorize, Inc., recently enrolled in the Apple Inc. iPhone Developer Program and has launched its first application for the Apple App Store under the Utilities category.

Known as yadaSay™, the company’s application for the iPhone and iTouch, is a simple, speedy and effective way to translate free-form phrases between English and Spanish languages and to learn the pronunciation of those phrases as well. yadaSay™ provides both text and audio translations for the user with the ability to save and email the translations and converse in different languages with persons nearby and far away.

yadaSay™ was granted final approval by Apple, Inc. for offering in its Apple Stores on March 24, 2009 and sales of downloads of the application at $0.99 each began that same day.

The company has not had sufficient time to gage how popular yadaSay™ may be or the total number of downloads of the application it may anticipate. The company expects to add additional languages for translation, which will be included in the same application and accessible through a simple download update of the application.  The development of other applications is being discussed and evaluated by the company.

“This is the first in our family of iPhone utility applications which we will release under our yada™ branded line of products,” says BioAuthorize president and CEO Yada Schneider.

In addition, BioAuthorize, Inc. has become an approved vendor for the recently introduced Blackberry App World by Research in Motion.  Although the Blackberry App World is not yet operational, the company expects to offer yadaSay™ as its initial application when operations commence.  As with the iPhone and iTouch applications, additional applications are being considered for the Blackberry App World.

For more information on the newly announced yada™ line of products, visit www.yadasay.com

About BioAuthorize  Holdings

BioAuthorize Holdings, Inc., together with its subsidiary BioAuthorize, Inc. (www.bioauthorize.com), is a hi-tech biometric technology company which has developed a technology solution for e-commerce transactions related to the delivery of voice-enabled payment solution process to merchants and their customers in processing payments for purchases made over the Internet and the developer of the yada™ line of products for both the iPhone and the Blackberry handheld personal electronic devices which seek to utilize and leverage the company’s voice-authentication technology.

Safe Harbor Statement

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of our officers and directors during presentations about our technology, along with BioAuthorize's filings with the Securities and Exchange Commission, including the Company's registration statements, quarterly reports on Form 10-Q for the quarterly periods ending September 30, 2008 and annual report on Form 10-KSB for the year ending December 31, 2007, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might", "believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, the functionality of our voice-authentication technology and iPhone and Blackberry applications, the acceptance of our voice-authentication technology and iPhone and Blackberry applications in the marketplace and possible future actions, which may be provided by the Company's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about BioAuthorize Holdings Inc. BioAuthorize Inc., its technology, economic and market factors and the industries in which the Company does business, among other things. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations are reasonable, and it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, the ability of the Company to execute its business plan, currency and commodity fluctuations, and severe interest rate increases.  The forward-looking statements contained herein reflect the current views of management with respect to future events and are subject to those factors and other risks, uncertainties and assumptions relating to the operations, results of operations, cash flows and financial position of the Company. The Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements. SOURCE: BioAuthorize Holdings Inc / BioAuthorize Inc.

For Further Information Contact: Kim Garvey, ComsMgt@aol.com or 602-550-0505.